Supplemental Balance Sheet Information - Summary of Prepaid Expenses and Other Current Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Supplemental Balance Sheet Information Disclosures [Abstract]
Prepaid research and development expenses	$ 572	$ 4,509
Prepaid insurance	816	999
Prepaid compensation benefits	0	327
Tax incentive refund, net of reserve	0	269
Other current assets	570	1,008
Prepaid expenses and other current assets	$ 1,958	$ 7,112